Related parties (Detail 5) - USD ($) $ in Millions	Dec. 31, 2023	Dec. 31, 2022
Receivables
Amounts due from banks	$ 14,752	$ 0
Cash collateral receivables on derivative instruments	312	1
Loans and advances to customers	4,889	2,807
Other financial assets measured at amortized cost	232	147
Financial assets at fair value held for trading	325	146
Derivative financial instruments	3,031	1
Payables
Amounts due to banks	364	0
Cash collateral payables on derivative instruments	1,447	0
Customer deposits	3,069	2,119
Funding from UBS Group AG measured at amortized cost	67,282	56,147
Other financial liabilities measured at amortized cost	2,574	1,985
Derivative financial instruments	2,032	0
Other financial liabilities designated at fair value	$ 2,995	$ 1,796